Business Acquisitions - Pro forma Results of Operations (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2018	May 31, 2017
Business Combinations [Abstract]
Pro forma net revenues	$ 2,451,735	$ 1,815,660
Pro forma net income attributable to New Oriental Education and Technology Group Inc.	$ 296,697	$ 275,685
Pro forma net income per share - basic	$ 1.88	$ 1.75
Pro forma net income per share - diluted	$ 1.87	$ 1.75